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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of report                     April 16, 2003
                                   --------------
(Date of earliest reported event)


                                COTT CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             CANADA                     000-19914                 None
-------------------------------   ----------------------  ----------------------
(State or other jurisdiction of   Commission File Number     (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                         207 Queen's Quay W., Suite 340
                            Toronto, Ontario M5J 1A7
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             (Address of principal executive offices)  (Postal Code)

                                 (416) 203-3898
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              (Registrant's telephone number, including area code)

                                       N/A
         -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        EXHIBIT

99.1 Press Release dated April 16, 2003 announcing the Company's earnings for the first quarter ended March 29, 2003.


ITEM 9.    REGULATION FD DISCLOSURE

On April 16, 2003, Cott Corporation issued a press release announcing its financial results for the quarter ended March 29, 2003. This press release is also being furnished to the SEC pursuant to Item 12 of Form 8-K. The press release includes information on EBITDA. Although it is not a recognized measure of performance under U.S. GAAP, EBITDA is presented as it is a widely accepted financial indicator of a company's ability to incur or service indebtedness.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       COTT CORPORATION
                                       (Registrant)

Date: April 16, 2003                   /s/  Raymond P. Silcock
                                       ---------------------------
                                       Raymond P. Silcock
                                       Executive Vice President &
                                       Chief Financial Officer



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                                  EXHIBIT INDEX

Number     Description
------     -----------
99.1 Press Release dated April 16, 2003 announcing the Company's earnings for the first quarter ended March 29, 2003.


                                       3